UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       October 31, 2005


                         ALLIED MOTION TECHNOLOGIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)


Colorado                                0-4041                   84-0518115
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)


              23 Inverness Way East, Ste. 150, Englewood, CO 80112
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               (Address of Principal executive offices) (Zip Code)


Registrant's telephone number, including area code              303-799-8520


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFT230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFR240.14d-2(b)

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(C)  under  the
     Exchange Act (17CFR240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

         On October 31, 2005, Allied Motion Technologies Inc. issued a press release reporting its results of operations for the third quarter ended September 30, 2005. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


Item 9.01.        Financial Statements and Exhibits.

(c)     Exhibits.

        Exhibit 99.1 Allied Motion Technologies Inc. Press Release dated October 31, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ALLIED MOTION TECHNOLOGIES, INC.

Date: October 31, 2005                   /s/ Richard D. Smith
                                         -------------------------------
                                         Richard D. Smith
                                         Chief Executive Officer and
                                         Chief Financial Officer